UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        September 25, 2008

Presidential Realty Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	1-8594	13-1954619

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

180 South Broadway, White Plains, New York	10605

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 948-1300

No change since last Report

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

This Amendment to Form 8-K amends the Company’s Current Report on Form 8-K filed on September 30, 2008 (the “Original 8-K”).

ITEM 1.01	Entry into a Material Definitive Agreement and

ITEM 2.01	Completion of Acquisition or Disposition of Assets

As reported in the Company’s Original 8-K filed on September 30, 2008, Presidential Realty Corporation completed the sale of 42 cooperative apartment units at Towne House Apartments located at 60-70 Locust Avenue, New Rochelle, New York pursuant to a contract of sale dated June 30, 2008 (the “Contract of Sale”) with 60-70 Locust LLC for a sales price of $3,450,000. A copy of the Contract of Sale is filed as an Exhibit to this Form 8-K/A.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Contract of Sale – Cooperative Apartment made as of June 30, 2008 between Presidential Realty Corporation and Latipac Corp. and Assignment to 60-70 Locust LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2008	PRESIDENTIAL REALTY CORPORATION

	By:	/s/ Jeffrey F. Joseph

Jeffrey F. Joseph
President